Transaction Services Agreement

Part A: New version - updated on 30 May 2021 (applicable from 15 June 2021)

PLEASE READ THESE TERMS AND CONDITIONS CAREFULLY! PLEASE PAY ATTENTION TO PROVISIONS THAT EXCLUDE OR LIMIT LIABILITY AND TERMS OF DISPUTE RESOLUTION, GOVERNING LAW AND JURISDICTION, WHICH MAY APPEAR IN CAPITAL LETTERS. THIS AGREEMENT RELATES TO

WWW.ALIBABA.COM,

WWW.ALIEXPRESS.COM,

WWW.ALIEXPRESS.RU,

WWW.TMALL.RU.

(Note: This Transaction Services Agreement applies to you unless you are a consumer from the European Union using AliExpress. For consumers from the European Union using AliExpress, the Transaction Services Agreement that applies to you is available at Transaction Services Agreement for EU Consumers .)

Thank you for trading on Alibaba.com' s web-based transaction platforms. This Transaction Services Agreement (this "Agreement") describes the terms and conditions on which you conclude online transactions for products and services by using the websites, mobile sites, mobile applications and other online transaction portals owned, operated, branded or made available by Alibaba.com (defined below) from time to time which relate to (a) the Alibaba.com e-commerce platform including but not limited to the web and mobile-optimized versions of the websites identified by the uniform resource locator " www.alibaba.com" and the mobile applications of the Alibaba.com e-commerce platform (the "Alibaba Sites"); and (b) the AliExpress e-commerce platform including but not limited to the web and mobile-optimized versions of the websites identified by the uniform resource locators "www.aliexpress.com" , "www.aliexpress.ru" and " www.tmall.ru" , and the mobile applications of the AliExpress e-commerce platforms, (collectively the "AliExpress Sites"), (with Alibaba Sites and AliExpress Sites collectively the "Sites"). This Agreement contains various limitations on Alibaba.com' s transaction services offered through the Sites as well as gives various powers and authority to Alibaba.com with respect to online transactions effected using Alibaba.com' s transaction services offered through the Sites. This includes without limitation the power and authority to reject or cancel an online transaction, to refund the funds to a buyer or to release the funds to a seller. You should read this Agreement and, to the extent as applicable, the relevant Transactional Terms (defined in clause 1.2 below),

and other rules and policies of Alibaba.com (including those specified in clause 1.3), as well as (i) the Alipay Services Agreement made between you as a User (as defined below) and Alipay Singapore E-Commerce Private Limited ("Alipay") (the "Alipay Services Agreement"), and (ii) the Alibaba.com Supplemental Services Agreement between you as a User and Alibaba.com (as defined below) (the "Alibaba.com Supplemental Services Agreement") carefully which are hereby incorporated into this Agreement by reference.

1. Application and Acceptance of Terms

1.1 Contracting Party. This Agreement is entered into between you (also referred to as " Member" hereinafter) and the Alibaba.com contracting entity determined in accordance with this clause 1.1 ("Alibaba.com" or "we") for use of Alibaba.com' s certain transaction services offered through the Sites as described hereunder

If you are from outside mainland China, you are contracting with Alibaba.com Singapore E-Commerce Private Limited (incorporated in Singapore with Company Reg. No. 200720572D).

If you are from mainland China, you are contracting with Alibaba.com Singapore E-Commerce Private Limited and Alibaba (China) Technology Co Ltd. Alibaba (China) Technology Co Ltd provides technical support in connection with the transaction services utilizing its strengths in network technologies, etc

Notwithstanding anything to the contrary in the forgoing provisions of this clause 1.1, if you are resident in or access and use the AliExpress Sites from any of the Relevant Jurisdictions, you are contracting with Alibaba.com Singapore E-Commerce Private Limited. Alibaba.com Singapore E-Commerce Private Limited provides Transaction Services to Members who sell to buyers from any of the Relevant Jurisdictions. Alibaba.com Singapore E-Commerce Private Limited is a service provider for AliExpress Russia Holding Private Limited (incorporated in Singapore with Company Reg. No. 201917627W). "**Relevant Jurisdictions**" shall mean the Russian Federation, Azerbaijan, Armenia, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldova, Turkmenistan, Tajikistan and Uzbekistan.

1.2 Transactional Terms. Alibaba.com provides an online transaction platform and ancillary services on the Sites (such platform and services, the "Transaction Services") which allow registered members of the Sites to conclude online transactions for products or services within the Sites subject to the terms of this Agreement. Alibaba.com may publish transaction rules, dispute rules and other rules and policies for any type of online transactions and any subsequent amendments or modifications ("Transactional Terms") as may be made from time to time. Such Transactional Terms are expressly incorporated into this Agreement by reference and you agree to be bound by such rules and policies.

1.3 General Terms. You agree that you shall also comply with relevant rules and policies published on the Sites which are also incorporated into this Agreement by reference (" General Terms"). The General Terms include without limitation:

- Terms of Use;
- Free Membership Agreement
- Product Listing Policy;
- Alibaba.com Privacy Policy (for users who access or use the Sites relating to the Alibaba.com e-commerce platform) and the Alibaba.com Privacy Policy, or the Privacy Policy of "www.aliexpress.ru" and "www.tmall.ru" ,which is currently at https://rule.alibaba.com/rule/detail/8221.htm (for users who access or use the AliExpress e-commerce platforms or AliExpress Sites) (collectively, the "Privacy Policy") ; and
- Intellectual Property Right (IPR) Protection Policy.

1.4 Binding Agreement. This Agreement, including the Transactional Terms and the General Terms, and, to the extent as applicable, the Alipay Services Agreement and the Alibaba.com Supplemental Services Agreement, form a legally binding agreement between you and Alibaba.com in relation to your use of the Transaction Services. By accessing and using the Transaction Services, you agree to accept and be bound by this Agreement. Please do not use the Transaction Services if you do not accept all of the terms of this Agreement.

1.5 Amendments. Alibaba.com may amend any terms of this Agreement including the Transactional Terms, the General Terms, the Alibaba.com Supplemental Services Agreement and other related agreements at any time, except to the extent prohibited by applicable law, by posting the relevant amended and restated version on the Sites. The amended terms shall be effective immediately upon posting, except to the extent prohibited by applicable law. We will endeavor to give you advance notice of material changes to this Agreement. By continuing to use the Transaction Services, you agree that the amended terms will apply to you. This Agreement may not otherwise be amended except in writing by an authorized officer of Alibaba.com.

1.6 Language Version. If Alibaba.com has posted or provided a translation of the English version of any terms of this Agreement, including the Transactional Terms, the General Terms and other related agreements, you agree that the translation is provided for convenience only and that the English language version will govern your use of the Transaction Services, except to the extent prohibited by applicable law.

1.7 Alibaba.com Affiliates. Some of the Transaction Services may be supported by our affiliates.

1.8 Additional Terms. In some cases, you may be required to additionally enter into a separate agreement with Alibaba.com or our affiliates in connection with the Transaction Services ("Additional Terms"). If there is any contradiction between the provisions of this Agreement and the provisions of the Additional Terms, the Additional Terms shall govern the relevant types of Transaction Services or Online Transactions (defined below in clause 2.1), as appropriate.

1.9 Membership Services. This Agreement does not affect your agreement with us or any of our affiliates concerning your subscription and use of the membership services of the Sites, unless otherwise stipulated in this Agreement or the relevant service agreement.

2. Transaction Services

2.1 Transaction Services. Alibaba.com' s Transaction Services are designed to facilitate registered members of the Sites to place, accept, conclude, manage and fulfill orders for the provision of products and services online within the Sites ("Online Transactions"), which may include certain services which will be either supported by (i) Alipay or its affiliates, or (ii) Alibaba.com. Alibaba.com reserves the right to change, upgrade, modify, limit or suspend the Transaction Services or any of its related functionalities or applications at any time temporarily or permanently without prior notice without any liability for any losses or damages arising out of or in connection with such suspension or termination. Alibaba.com further reserves the right but shall not be obliged to introduce new features, functionalities or applications to the Transaction Services or to future versions of the Transaction Services. All new features, functionalities, applications, modifications, upgrades and alterations shall be governed by this Agreement, unless otherwise expressly stated by Alibaba.com.

2.2 Members Only. Alibaba.com' s Transaction Services are only available to registered members of the Sites. If your subscription to the paid or free membership of the Sites expires or is terminated early for any reason, you are not eligible to use the Transaction Services. In the event that you have a valid Online Transaction under this Agreement at the point at which your paid or free membership registration on the Sites is terminated, Alibaba.com shall have the full discretion and authority to refund to Buyer and/or release to Seller (both Buyer and Seller as defined below) all or part of the funds under the Online Transactions as Alibaba.com considers appropriate in its sole discretion. If you are a Seller, you are required to provide a valid bank account subject to verification and confirmation by Alibaba.com and our affiliates.

2.3 Types of Transactions. Alibaba.com' s Transaction Services are available to those types of Online Transactions permitted by Alibaba.com only. For any type of Online Transactions,

Alibaba.com may limit any or all of the Transaction Services to a specified group of members in accordance with the relevant Transactional Terms. The types of Online Transactions and other benefits, features and functions of the Transaction Services available to a registered member may vary for different countries and regions. No warranty or representation is given that the same type and extent of transactions, benefits, features and functions will be available to all members.

2.4 Lawful Items. The products or services of an Online Transaction using the Transaction Services must be lawful items and must not be otherwise prohibited or restricted by this clause 2.4. You shall not use the Transaction Services in connection with any Online Transaction that:

(a) may infringe Alibaba.com' s or any third party' s legitimate or proprietary rights including but not limited to copyright, trademark right, patent or other intellectual property rights;
(b) may be in breach of the Product Listing Policy or the Intellectual Property Right (IPR) Protection Policy; or
(c) may be in breach of other terms of this Agreement including, but not limited to, the Transactional Terms, the General Terms and the Alibaba.com Supplemental Services Agreement.
Alibaba.com shall have the right to refuse or cancel any Online Transaction which it determines in its sole discretion to be in breach of this clause 2.4.

2.5 Refuse or Cancel Transactions. Apart from clause 2.4, Alibaba.com reserves the right, at our sole discretion, to refuse or cancel any Online Transaction for any reason without any liability for any losses or damages arising out of or in connection with such refusal or cancellation. Some situations that may result in an Online Transaction being rejected or cancelled include where problems are identified by our credit and fraud control department, where Alibaba.com has reason to believe the Online Transaction is unauthorized, violates any law, rule or regulations or may otherwise subject Alibaba.com or any of our affiliates to liability. Alibaba.com may also require additional verifications or information for any Online Transaction, and you agree to provide such verifications and information to Alibaba.com upon request.

2.6 Alipay Services and Alibaba.com Supplemental Services.

(a)(i) Alibaba.com may, through Alipay, provide certain services for certain Online Transactions ("Alipay Services"). Alipay Services are provided by Alipay Singapore E-Commerce Private Limited and its affiliates (collectively, "Alipay") to receive payment of

funds in support of Sites for the Online Transactions. The Alipay Services are provided in accordance with the terms and conditions set out in the Alipay Services Agreement.

(a)(ii) Alibaba.com may, through its affiliates provide certain services for certain Online Transactions ("Alibaba.com Supplemental Services"). Alibaba.com Supplemental Services are provided by Alibaba.com to receive payment of funds in support of Sites for the Online Transactions. The Alibaba.com Supplemental Services are provided in accordance with the terms and conditions set out in the Alibaba.com Supplemental Services Agreement.

(b) Buyer Protection Plan. Alibaba.com may also provide buyer protection plan for certain Online Transactions. In case of Seller who has been offered to subscribe to the buyer protection plan, upon entering into a separate agreement with Alipay or Alibaba.com (as the case may be), Seller may be required to provide deposits using the methods as designated by Alipay or Alibaba.com on the Sites to secure Seller' s due performance of obligations under the relevant buyer protection plan. Seller agrees to permit and hereby authorizes Alibaba.com to deduct, withhold and dispose any deposits provided in accordance with the terms under the relevant buyer protection plan. Buyer acknowledges and agrees that the protection afforded to you under a buyer protection plan applies to those Online Transactions where the Seller subscribed to such plan and the purchase falls within the buyer protection plan' s scope and (i) Alipay Services under clause 3.4 of the Alipay Services Agreement and (ii) Alibaba.com Supplemental Services under clause 3.4 of the Alibaba.com Supplemental Services Agreement will not be applicable to you for such Online Transactions if Seller subscribed to buyer protection plan and such plan already covers your purchase. Buyer acknowledges and agrees Alibaba.com and Seller may add guarantees for the Seller on such Online Transactions within the scope of buyer protection plan without further notifying Buyer. The guarantee service will be performed, revised, suspended and/or terminated according to the agreement reached between the guarantee service provider and the Seller.

2.7 Transactional Terms. For any type of Online Transactions, Alibaba.com may impose additional restrictions, limitations and prohibitions as well as penalties for any violations in the relevant Transactional Terms.

2.8 Disputes between Buyers and Sellers. You agree that any Dispute arising between you and the other party to an Online Transaction will be handled in accordance with clause 10, and that Alibaba.com shall have the full right and power to make a determination for such Dispute or to delegate or sub-contract such power to another party. Upon receipt of a Dispute, Alibaba.com shall have the right to request either or both of Buyer and Seller to provide supporting documents. You agree that Alibaba.com shall have the absolute

discretion to reject or receive any supporting document. You also acknowledge that Alibaba.com is not a judicial or arbitration institution and will make the determinations only as an ordinary non-professional person. Further, we do not warrant that the supporting documents that the parties to the Dispute submit will be true, complete or accurate. You agree not to hold Alibaba.com and our affiliates liable for any material which is untrue or misleading. **You agree to release and indemnify Alibaba.com (and our agents, affiliates, directors, officers and employees) from all claims, demands, actions, proceedings, costs, expenses and damages (including without limitation any actual, special, incidental or consequential damages) arising out of or in connection with such dispute.**

2.9 Powers of Alibaba.com. you expressly acknowledge and agree that Alibaba.com shall have the full power, authority and discretion to reject or cancel an Online Transaction without any liability for any losses or damages arising out of or in connection with such refusal or cancellation and to make a determination on any dispute between buyer and seller including the remittance of the funds under an online transaction that are held by Alipay as instructed by Alibaba.com in accordance with this Agreement, the Alipay Services Agreement, and the relevant Transactional Terms. You also acknowledge that this Agreement, the Alipay Services Agreement, the Alibaba.com Supplemental Services Agreement and the relevant Transactional Terms may not cover all issues that may arise in connection with an Online Transaction. You agree and accept that Alibaba.com shall have the right to modify or supplement the Transactional Terms at any time, except to the extent prohibited by applicable law. You further agree and accept that Alibaba.com shall have the right to make determinations wherever Alibaba.com considers appropriate having regard to the evidence received by us, commonly accepted principles and practices in the relevant industries and interests of both Buyer and Seller regardless whether the issue in question has been expressly addressed in the Transactional Terms or this Agreement, except to the extent prohibited by applicable law.

2.10 Alibaba.com' s Records. In case of any dispute in connection with any Online Transaction, the records of Alibaba.com shall take precedence and be conclusive, except to the extent prohibited by applicable law.

2.11 Transactions involving a third party finance provider.
You agree that:
(a) Alibaba.com does not guarantee any third party finance provider (the "Lender") will provide financing to Buyer (defined in clause 3 below) in connection with the Online Transaction and shall not be held liable to either Buyer or Seller (defined in clause 3 below) in connection with any third party financing in connection with the Online Transaction;

(b) each of Buyer and Seller hereby authorizes Alibaba.com to disclose information related to Buyer, Seller and/or the Online Transaction to the Lender in connection with the Lender ' s provision of financing for the Online Transaction; and

(c) any dispute with the Lender in connection with the Online Transaction shall be resolved between the Lender and the Buyer. Notwithstanding the power given to Alibaba.com under this Agreement, it is not Alibaba.com' s obligation to resolve or assist in any way in the resolution of such dispute.

3. Transactions between Sellers and Buyers

3.1 Seller and Buyer. For the purpose of this Agreement, the term "Seller" means the registered member who supplies the product(s) or service(s) under an Online Transaction, and the term "Buyer" means the registered member who purchases or acquires the product(s) or service(s) under an Online Transaction.

3.2 Online Order. Seller and Buyer shall enter into an Online Transaction for products or services by completing, submitting and accepting an order online using the applicable standard order form on the Sites. Seller and Buyer yourselves shall be responsible for ensuring that you have agreed to, and specified, all the relevant terms and conditions for the products or services in the relevant online order form, including but not limited to the pricing, quantity, specifications, quality standards, inspection, shipping etc., save that, and except to the extent prohibited by applicable law:

a) for all transactions concluded on www.aliexpress.com or www.aliexpress.ru website, mobile site, applications or mobile-optimized applications, the Buyer shall be the importer on record for customs and taxation purposes, unless otherwise agreed upon between the Buyer and Seller,

b) for all transactions concluded on https://tmall.aliexpress.com, www.tmall.ru or the mobile applications relating thereto, all risks of damage and loss of products purchased by a Buyer under a transaction will be borne solely by the Buyer upon physical delivery to the specified address, and

c) without prejudice to b) above, title to the products purchased by Buyers from the Russian Federation on https://tmall.aliexpress.com or www.tmall.ru (or the mobile applications relating thereto), will transfer from a Seller to a Buyer upon the Buyer ' s confirmation as provided upon occurrence of the event in clause 3.3(a) of the Alibaba.com Supplemental Services Agreement or clause 3.3(a) of the Alipay Services Agreement (as the case may be), or expiration of the prescribed time limit as provided in clause 3.3(b) of the Alibaba.com Supplemental Services Agreement or clause 3.3(b) of the Alipay Services Agreement (as the case may be).

Alibaba.com may refuse to process or cancel, without liability for any losses or damages arising out of or in connection with such refusal or cancellation, any Online Transaction

which in Alibaba.com' s reasonable opinion, has insufficient information to constitute a binding contract.

3.3 Online Transactions Subject to This Agreement. An Online Transaction is additionally subject to the applicable terms and conditions set forth in this Agreement and the Transactional Terms. Seller and Buyer shall complete the Online Transaction according to the terms of the online order, the relevant Transactional Terms and this Agreement. Seller or Buyer may only cancel any Online Transaction in accordance with the relevant Transactional Terms.

3.4 Transaction between Seller and Buyer Only. Each Online Transaction is made by and between a Seller and a Buyer only. Despite that Alibaba.com makes available the Transaction Services and, if applicable, may conduct formality review(s) of an Online Transaction, Alibaba.com shall not be considered as a party to the Online Transaction. Alibaba.com does not represent the Seller nor the Buyer in any Online Transaction. Alibaba.com will not be responsible for the quality, safety, lawfulness or availability of the products or services offered under any Online Transaction; or the ability of either Seller or Buyer to complete any Online Transaction (except to the extent prohibited by applicable law). You agree that you will not hold Alibaba.com and our affiliates and agents liable for any losses, damages, claims, liabilities, costs or expenses arising from any Online Transactions, including any breach, partial performance or non-performance of the Online Transaction by the other party to the transaction.

3.5 Payment of Contract Price. For any Online Transaction, Buyer agrees to pay the full transaction price listed for Online Transaction to the Seller through the Alipay website or services of Alibaba.com unless another option is made available directly by Alibaba.com on the Sites. When using Alipay or Alibaba.com to submit payment for an Alibaba.com Online Transaction, payments are (in the case of Online Transaction through Alipay) processed through accounts owned by Alipay or one of its affiliates and/or a registered third party service provider acting on Alipay' s behalf, and (in the case of Online Transaction through Alibaba.com) processed through accounts owned by Alibaba.com or one of its affiliates and/or a registered third party service provider acting on Alibaba.com ' s behalf. The funds are received for the Seller in accordance with the Transaction Services Agreement. Seller agrees that the Buyer' s full payment of the transaction price listed for the Online Transaction to Alipay or Alibaba.com (as the case may be) constitutes final payment to Seller and Buyer' s payment obligation for the Online Transaction is fully satisfied upon receipt of funds by Alipay' s or Alibaba.com' s account.
In the case the Online Transaction adopts Alipay Services, the payment in connection with the Online Transactions concluded will be facilitated by Alipay. Alipay shall not dispose of

any such fund except in accordance with Alibaba' s terms as agreed by Seller and Buyer which are set out in the terms and conditions of this Agreement and the Alipay Services Agreement. Seller has requested and agreed that the settlement of funds to Seller be delayed as provided in the Alipay Services Agreement.

By using the Alipay Services, you acknowledge and agree that Alipay is not a bank and the Alipay Services should in no way be construed as the provision of banking services. Alipay is not acting as a trustee, fiduciary or escrow with respect to User' s funds and it does not have control of, nor liability for, the products or services that are paid for with the Alipay Services. Alipay does not guarantee the identity of any User or ensure that a Buyer or a Seller will complete a transaction on Sites. You further agree that neither Buyer nor Seller will receive interest or other profits in relation to the Alipay Services.

In the case the Online Transaction adopts Alibaba.com Supplemental Services, the payment in connection with the Online Transactions concluded will be facilitated by Alibaba.com. Alibaba.com shall not dispose of any such fund except in accordance with Alibaba.com' s terms as agreed by Seller and Buyer which are set out in the terms and conditions of this Agreement and the Alibaba.com Supplemental Services Agreement. Seller has requested and agreed that the settlement of funds to Seller be delayed as provided in the Alibaba.com Supplemental Services Agreement.

By using the Alibaba.com Supplemental Services, you acknowledge and agree that Alibaba.com is not a bank and the Alibaba.com Supplemental Services should in no way be construed as the provision of banking services. Alibaba.com is not acting as a trustee, fiduciary or escrow with respect to User' s funds and it does not have control of, nor liability for, the products or services that are paid for with the Alibaba.com Supplemental Services. Alibaba.com does not guarantee the identity of any User or ensure that a Buyer or a Seller will complete a transaction on Sites. You further agree that neither Buyer nor Seller will receive interest or other profits in relation to the Alibaba.com Supplemental Services.

3.6 Payment Methods. Please note that the payment methods available on the Sites may be provided by Alibaba.com' s partners. If there is any chargeback or reversal of any payment requested by a payment service partner, Seller agrees that Alibaba.com has the right to refund the money so requested by the payment service partner without liability to Seller. Alibaba.com will use reasonable efforts to assist you in participating in the dispute resolution process of the relevant payment service partners. However, if the participation in the dispute resolution process is subject to additional fees, this will be at your own cost only.

3.7 Third Party Vendors. You may engage one or more third party vendors for the purpose of completing and fulfilling an Online Transaction such as the warehousing and logistic service companies, shipping agents, inspection agents, insurance companies, warranty, etc. Some of such third party vendors may be partners of Alibaba.com and thus designated by Alibaba.com to you. Among such designated partners, you may be required to agree and accept the terms and conditions of their services online within the Sites. You agree that unless otherwise arranged between Alibaba.com and you, the buyers and sellers on Alibaba.com platform are responsible for arranging for the shipment of the products independently of the Alibaba.com platform. For users who access or use the Sites relating to the Alibaba.com e-commerce platform, unless otherwise agreed between the buyers and sellers on Alibaba.com, the buyers are responsible for the last mile delivery once the products have been delivered in accordance with the Incoterms agreed between the relevant buyers and sellers. Notwithstanding the foregoing, for all third party vendors, you acknowledge and agree that such third party vendors are engaged at your own discretion and cost and that you will not hold Alibaba.com and our affiliates and agents liable for any losses, damages, claims, liabilities, costs or expenses arising from the services of such third party vendors. You shall ensure that the third parties comply with Terms of Use and Privacy Policy (as defined above).

In addition, in case the buyer engages any services through Alibaba.com or that any such service is engaged in connection with a transaction on Alibaba.com for which the online payment settlement will be processed by Alipay, the seller shall be deemed to have instructed Alibaba.com to transmit the relevant payment instruction from Alibaba.com' system to Alipay's system, in order for Alipay to apply the amount payable by the buyer to the third party vendor for the services so engaged from the amount paid by the buyer to the third party vendor' s account.

3.8 Your Agent. If you are required to conclude and complete an Online Transaction through an agent e.g. a Seller may be required to engage a qualified import and export agent as its export agent, such agent is merely an agent of you. If any obligations are required to be performed by the agent, you shall remain solely liable to the other party of the Online Transaction for the non-performance or default by your agent.

4. Alibaba.com Service Fees

4.1 Service Fees. Alibaba.com charges service fees for Online Transactions according to the fee schedules announced by Alibaba.com on the Sites. Alibaba.com reserves the right to charge any service fees for other types of Online Transactions upon prior notification published on the Sites. In a case where the Online Transaction adopts Alipay Services, you hereby authorize Alibaba.com to instruct Alipay or, with respect to payments originating

in a Relevant Jurisdiction, AliExpress Russia Holding Pte. Ltd to deduct any service fees that are due and payable to Alibaba.com under an Online Transaction and to pay the same to Alibaba.com when Alipay releases any amount held by it under the Online Transaction. Neither Alibaba.com nor Alipay has any control over, and are not responsible or liable for, the products or services that are paid for with our service. We cannot ensure that a buyer or a seller you are dealing with will actually complete the transaction.

4.2 Third Party Fees Not Included. The service fees charged by Alibaba.com do not include any fees (including all taxes) for any service or product that you may acquire or purchase from third party vendors in connection with the Online Transaction. It shall be your responsibility to settle the fees with such third party vendors.

4.3 Taxes, Financial Charges Not Included. All fees charged by Alibaba.com are exclusive of any taxes (such as VAT), duties or other governmental levies or any financial charges. You agree to pay and be responsible for any such taxes, duties, levies or charges for the use of the Transaction Services in addition to our service fees. You further agree that you are responsible for paying any and all applicable taxes associated with the transactions on Alibaba.com (including, without limitation, any applicable VAT or sales tax) and agree to indemnify Alibaba.com for failing to pay any applicable taxes. In the event Alibaba.com is required by any applicable law to collect or withhold any taxes or duties, you agree to pay such taxes or duties to Alibaba.com. You will also be liable for any financial charges for remission of funds to you, and Alibaba.com shall have the right to pay such charges from such funds. Alibaba.com and Alipay shall have the right to deduct any financial charges incurred as a result of providing the Transaction Services and the party receiving the funds will bear the costs of such bank charges.

5. Member' s Responsibilities

5.1 Provision of Information and Assistance. You agree to give all notices, provide all necessary information, materials and approval, and render all reasonable assistance and cooperation necessary for the completion of the Online Transactions and Alibaba.com' s provision of the Transaction Services. If your failure to do so results in delay in the provision of any Transaction Service, cancellation of any Online Transaction, or disposal of any funds, Alibaba.com shall not be liable for any losses or damages arising from such default, delay, cancellation or disposal.

5.2 Representations and Warranties. You represent and warrant that:

(a) you will use the Transaction Services in good faith and in compliance with all applicable laws and regulations, including laws related to anti-money laundering and counter-terrorism financing;

(b) all information and material you provide in connection with the use of the Transaction Services is true, lawful and accurate, and is not false, misleading or deceptive;
(c) you will not use the Transaction Services to defraud Alibaba.com, our affiliates, or other members or users of the Sites or engage in other unlawful activities (including without limitation dealing in products prohibited by law); and
(d) in case that you are a Seller of products, you have the legitimate right and authorization to sell, distribute or export the products using the Transaction Services and such products do not infringe any third party' s rights; and
(e) in case that you are a Seller of products, you have good title to the products ordered under the Online Transaction, and the products meet the agreed descriptions and requirements;
(f) in case that you are a Seller of services, you will provide the services ordered with reasonable care and skills; and
(g) in case that you are a Seller of products which require a warning under California Health & Safety Code Section 25249.6 (a "Proposition 65 Warning") you (a) will promptly display a Proposition 65 Warning on the product detail page as required under the relevant law; (b) authorize Alibaba.com to display a Proposition 65 Warning on your behalf; and (c) will only revise or remove a Proposition 65 Warning for a product when the prior warning needs to be modified or is no longer legally required, as the case may be.

5.3 Breaches. If you are, in Alibaba.com' s opinion, not acting in good faith, abusing the Transaction Services, or otherwise acting in breach of this Agreement, Alibaba.com shall have the right, except to the extent prohibited by applicable law, to cancel the relevant Online Transaction(s) at any time without any liability for any losses or damages arising out of or in connection with such cancellation. Except to the extent prohibited by applicable law, Alibaba.com also reserves the right to impose any penalty, or to temporarily or permanently suspend or terminate your use of the Transaction Services, temporarily or permanently suspend or terminate or procure the suspension or termination of your paid or free membership on the Sites. Alibaba.com also reserves the right to, except to the extent prohibited by applicable law, (i) temporarily suspend the transaction functionalities of your account with Alibaba.com for a prescribed period determined by Alibaba.com, or permanently terminate the use of your Alibaba.com account and/or (ii) authorize Alipay to temporarily suspend the transaction functionalities of your Alipay account for a prescribed period determined by Alibaba.com, or permanently terminate the use of your Alipay account without any liability for any losses or damages arising out of or in connection with such suspension or termination. Alibaba.com may also publish the findings, penalties and other records regarding the breaches on the Sites.

5.4 Obligations to Pay Taxes. You shall be solely responsible for payment of any taxes (such as VAT), duties or other governmental levies or any charges or fees that may be imposed on any products or services purchased or supplied under or in connection with the Online Transactions, except to the extent that Alibaba.com calculates, collects or remits taxes in relation to the Online Transactions according to applicable law.

5.5 Feedback System. You shall not take any action which may undermine the integrity of Alibaba.com' s feedback system, such as providing positive feedback on oneself on the Sites using secondary Member IDs or through third parties or by providing unsubstantiated negative feedback on another member on the Sites.

5.6 Indemnification by Member. You agree to indemnify Alibaba.com and our affiliates, employees, directors, officers, agents and representatives and to hold them harmless, from any and all losses, damages, actions, claims and liabilities (including legal costs on a full indemnity basis) which may arise, directly or indirectly, from your use of the Transaction Services or from your breach of this Agreement, except to the extent prohibited by applicable law. Alibaba.com reserves the right, at our own discretion, to assume the exclusive defense and control of any matter otherwise subject to indemnification by you, in which event you shall cooperate with Alibaba.com in asserting any available defenses.

5.7 Collection and Use of Information for Transaction Services. If you have applied for and/or used the Transaction Services of Alibaba.com, you acknowledge and agree that Alibaba.com shall have the right to use the information collected about you and your Online Transactions, including but not limited to your credit information, business information, personal information (such as applicant name and home address) and financial information (the "Collected Information") to facilitate the administration, processing, and operation of your use of the services. In connection with your use of the Transaction Services, Alibaba.com may use the Collected Information in the manner set out in the Privacy Policy and/or personal information collection statement relevant to the Transaction Services that you have agreed to prior to or during your application for and use of the Transaction Services.

6. Confidentiality

6.1 Confidential Obligations. You shall keep confidential all confidential information provided by other members of the Sites or by Alibaba.com or any of its affiliates in connection with any Online Transaction or the Transaction Services. You and your affiliates will use confidential information only as is reasonably necessary and relevant to any Online Transaction or the Transaction Services. You will not, and will cause your affiliates not to, directly or indirectly (including through a third party) otherwise disclose confidential information to any individual, company, or other third party except as required to comply

with the law. You will take all reasonable measures to protect the confidential information against any use or disclosure that is not expressly permitted in this Agreement. You will retain confidential information only for so long as its use is necessary for the Online Transaction or the Transaction Services or to fulfill your statutory obligations (e.g. tax) and in all cases will delete such information upon termination or as soon as no longer required for the fulfilment of statutory obligations.

6.2 Confidential Information. All information and material provided by another member of the Sites or by Alibaba.com or any of its affiliates will be deemed to be confidential information unless such information or material is already in the public domain or has subsequently becomes public other than due to your breach of the confidential obligations.

6.3 Data Protection and Privacy. You must read the privacy policies of Sites which govern the protection and use of personal information of Buyers and Sellers in the possession of Alibaba.com and its affiliates and explains how your personal information may be processed in connection with products and services offered by Alibaba.com. Our Privacy Policy can be accessed at Alibaba.com Privacy Policy, for users who access or use the Sites relating to the Alibaba.com e-commerce platform, and Aliexpress.com Privacy Policy or the Privacy Policy of "www.aliexpress.ru" and "www.tmall.ru", which is currently at https://rule.alibaba.com/rule/detail/8221.htm, for users who access or use the Sites relating to the AliExpress e-commerce platforms.

6.4 Data Protection and Privacy Role of Sellers. Sellers acknowledge that they have their own data protection and privacy compliance responsibilities with respect to personal information of Buyers or other individuals that the Seller processes. Sellers represent and warrant, and undertake to Alibaba.com to ensure, that in relation to such personal information they are and will be fully compliant with all applicable data protection and privacy laws, including without limitation maintaining their own records of such personal information independently of the platform (to the extent required under applicable laws), complying with direct marketing laws, and responding to requests by individuals to exercise their rights under such laws. Neither Alibaba.com nor any of its affiliates is responsible or liable for a Seller's fulfilment of their obligations under applicable data protection and privacy laws. For the avoidance of doubt, in relation to such personal information the liability and obligations of Alibaba.com and its affiliates under applicable data protection and privacy laws are entirely independent of and separate from the liability and obligations of Sellers under such laws. Alibaba.com shall have no liability to any Sellers for the compliance, by Alibaba.com or its affiliates, with its or their own obligations under applicable data protection or privacy laws, including without limitation in relation to the

exercise by Buyers or other individuals of their rights regarding their personal information processed in connection with any services and products provided by Alibaba.com.

7. Disclaimer and Limitation of Liability

7.1 No Warranty. You expressly agree that your use of the Transaction Services is at your sole risk. TO THE FULL EXTENT PERMITTED BY LAW THE TRANSACTION SERVICES ARE PROVIDED ON THE "AS IS", "AS AVAILABLE" AND "WITH ALL FAULTS" BASES, AND ALIBABA.COM MAKES NO REPRESENTATION OR WARRANTY THAT THE TRANSACTION SERVICES WILL BE UNINTERRUPTED, TIMELY OR ERROR FREE. ALIBABA.COM MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE ACCURACY, TRUTHFULNESS AND COMPLETENESS OF THE INFORMATION PROVIDED BY ANY MEMBER OF THE ALIBABA.COM SITES. YOU WILL BE SOLELY RESPONSIBLE FOR ALL CONSEQUENCES RESULTING FROM YOUR OWN JUDGEMENT AND DECISION TO USE OR OTHERWISE RELY ON SUCH INFORMATION. ALIBABA.COM AND OUR AFFILIATES FURTHER EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF CONDITION, QUALITY, DURABILITY, PERFORMANCE, ACCURACY, RELIABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR IF SUCH POSSIBILITY WAS REASONABLY FORESEEABLE. ALL SUCH WARRANTIES, REPRESENTATIONS, CONDITIONS, UNDERTAKINGS AND TERMS ARE HEREBY DISCLAIMED AND EXCLUDED.

7.2 Exclusion and Limitation of Liabilities. TO THE FULL EXTENT PERMITTED BY LAW, ALIBABA.COM SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS OR REVENUES, BUSINESS INTERRUPTION, LOSS OF BUSINESS OPPORTUNITIES OR LOSS OF DATA, WHETHER IN CONTRACT, NEGLIGENCE, TORT, EQUITY OR OTHERWISE, ARISING FROM THE USE OF OR INABILITY TO USE THE TRANSACTION SERVICES. THE AGGREGATE LIABILITY OF ALIBABA.COM AND OUR AFFILIATES AND AGENTS INCLUDING BUT NOT LIMITED TO ALIPAY ARISING FROM THE TRANSACTION SERVICES IN CONNECTION WITH ANY ONLINE TRANSACTION SHALL NOT EXCEED THE HIGHER OF THE SERVICE FEES CHARGED BY ALIBABA.COM OR US$1,000.

7.3 SOME OR ALL OF THESE LIMITATIONS OR EXCLUSIONS MAY NOT APPLY TO YOU IF YOUR STATE, PROVINCE OR COUNTRY DOES NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE FOREGOING EXCLUSIONS OR LIMITATIONS MAY NOT APPLY TO YOU. YOU MAY ALSO HAVE OTHER RIGHTS UNDER YOUR LOCAL LAW IN YOUR STATE, PROVINCE OR COUNTRY

THAT VARY FROM STATE TO STATE. NOTHING IN THIS AGREEMENT IS INTENDED TO AFFECT THOSE RIGHTS IF THEY ARE APPLICABLE TO YOU.

8. Force Majeure

8.1 Under no circumstances shall Alibaba.com, our affiliates and/or agents be held liable for any delay or failure or disruption of the Transaction Services resulting directly or indirectly from acts of nature, forces or causes beyond our reasonable control, including without limitation, Internet failures, computer, telecommunications or any other equipment failures, electrical power failures, strikes, labor disputes, riots, insurrections, civil disturbances, shortages of labor or materials, fires, flood, storms, explosions, acts of God, war, governmental actions, orders of domestic or foreign courts or tribunals, or non-performance of third parties or any suspension or disruption of transportation or business operation (including but not limited to delays or disruption of the resumption of work or operation ordered by any government agency) in the event of a national or regional spread of epidemic or pandemic.

9. Notices

9.1 Notices. Except as explicitly stated otherwise, legal notices shall be served on you by sending notices to the email address in your latest membership profile on the Sites. Notice shall be deemed given 24 hours after email is sent, unless we are notified that the email address is invalid. Alternatively, we may give you legal notices by mail to the address in your latest membership profile in which case the notice shall be deemed given five days after the date of mailing. Except as explicitly stated otherwise, legal notices shall be served on Alibaba.com (other than AliExpress Russia Holding Private Limited) by sending the notices to Alibaba.com personally, by courier or certified mail at 26/F, Tower One, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong, for the attention of the Legal Department; while legal notices to AliExpress Russia Holding Private Limited shall be sent personally, by courier or certified mail to 8 Shenton Way, #45-01 AXA Tower, Singapore 068811, Attn: Legal Department.

10. Governing Law; Jurisdiction

10.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE HONG KONG SPECIAL ADMINISTRATIVE REGION ("HONG KONG") WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, EXCEPT AS OTHERWISE STIPULATED UNDER APPLICABLE LAW.

10.2 Amicable Negotiations. If any dispute or claim arises from or in connection with this Agreement, an Online Transaction or your access to or use of the Transaction Services (" Dispute"), the relevant parties shall resolve the Dispute through amicable negotiations.

10.3 DISPUTE BETWEEN BUYER AND SELLER. IN CASE A DISPUTE ARISES BETWEEN BUYER AND SELLER , IF THE DISPUTE IS NOT RESOLVED THROUGH AMICABLE NEGOTIATION WITHIN THE PRESCRIBED TIME PERIOD ACCORDING TO THE RELEVANT TRANSACTIONAL TERMS, YOU AGREE TO SUBMIT THE DISPUTE TO ALIBABA.COM FOR DETERMINATION. IF YOU ARE DISSATISFIED WITH ALIBABA.COM' S DETERMINATION AND EXCEPT AS OTHERWISE STIPULATED UNDER APPLICABLE LAW, YOU MUST APPLY TO THE HONG KONG ARBITRATION CENTRE ("HKIAC") FOR ARBITRATION AND NOTIFY ALIBABA.COM OF SUCH APPLICATION WITHIN 20 CALENDAR DAYS AFTER THE DATE OF RECEIPT OF ALIBABA.COM' S DETERMINATION. IF EACH OF BUYER AND SELLER IN THE DISPUTE DOES NOT APPLY FOR ARBITRATION WITHIN THE ABOVE 20 CALENDAR DAYS, EACH OF THE BUYER AND THE SELLER SHALL BE DEEMED TO HAVE AGREED THAT ALIBABA.COM' S DETERMINATION SHALL BE FINAL AND BINDING ON YOU. WITH A FINAL DETERMINATION, IN THE CASE THE ONLINE TRANSACTION ADOPTS THE ALIPAY SERVICES, ALIBABA.COM MAY INSTRUCT ALIPAY TO DISPOSE THE FUNDS HELD BY ALIPAY ACCORDING TO SUCH DETERMINATION, AND IN THE CASE THE ONLINE TRANSACTION ADOPTS ALIBABA.COM SUPPLEMENTAL SERVICES, ALIBABA.COM MAY DISPOSE OF THE FUNDS HELD BY ALIBABA.COM ACCORDING TO SUCH DETERMINATION. FURTHER, EACH OF BUYER AND SELLER SHALL BE DEEMED TO HAVE WAIVED ANY CLAIM AGAINST ALIBABA.COM, ALIPAY AND OUR AFFILIATES AND AGENTS.

10.4 Disputes between you and Alibaba.com. In case a Dispute arises between you and Alibaba.com, if the Dispute is not resolved between you and Alibaba.com by amicable negotiations and except as otherwise stipulated under applicable law, you and Alibaba.com agree that the Dispute shall be finally resolved by arbitration with the HKIAC.

10.5 HKIAC ARBITRATION. IF ANY DISPUTE IS SUBMITTED TO THE HKIAC FOR ARBITRATION, THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE RULES OF THE HKIAC IN FORCE AT THE TIME OF APPLYING FOR ARBITRATION AS AMENDED BY THIS CLAUSE. THE ARBITRATION PANEL SHALL CONSIST OF ONE SINGLE ARBITRATOR. UNLESS THE PARTIES AGREE OTHERWISE, THE ARBITRATION SHALL BE CONDUCTED IN ENGLISH AND IN HONG KONG. THE ARBITRATION SHALL BE CONDUCTED BY TELEPHONE, ONLINE AND/OR SOLELY BASED ON WRITTEN SUBMISSIONS AS SPECIFIED BY THE PARTY INITIATING THE ARBITRATION, PROVIDED THAT THE ARBITRATION SHALL NOT INVOLVE ANY PERSONAL APPEARANCE BY THE PARTIES OR WITNESSES UNLESS OTHERWISE AGREED BY THE PARTIES. THE ARBITRATION

AWARD RENDERED BY THE HKIAC SHALL BE FINAL AND BINDING ON ALL THE RELEVANT PARTIES. THE ARBITRATION EXPENSES SHALL BE BORNE BY THE LOSING PARTY UNLESS OTHERWISE DETERMINED IN THE AWARD.

10.6 Indemnification. If you initiate any legal proceedings against Alibaba.com or our affiliates in breach of this clause 10, including any legal proceedings disputing Alibaba.com ' s determination which has become binding on you according to this clause 10, you shall hold Alibaba.com and our affiliates, agents, employees, directors, officers harmless and indemnified against any claim, losses, damages that may be suffered by us.

10.7 Limitation Period. In any event, you may not make any claim against Alibaba.com or our affiliates under this Agreement after one year from the occurrence of the matter giving rise to the claim.

10.8 Injunctive Relief. Notwithstanding the foregoing provisions, either party may seek injunctive or other equitable relief against the other party in any court of competent jurisdiction prior to or during the arbitration.

11. General Provisions

11.1 Entire Agreement. This Agreement constitutes the entire agreement between you and Alibaba.com with respect to and governs the use of the Transaction Services, superseding any prior written or oral agreements in relation to the same subject matter herein.

11.2 Severance. If any provision of this Agreement is held to be invalid or unenforceable, such provision shall be deleted and the remaining provisions shall remain valid and be enforced.

11.3 Headings. Headings are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section.

11.4 Independent Contractor. No agency, partnership, joint venture, employee-employer or franchiser-franchisee relationship is intended or created by this Agreement.

11.5 No Waiver. Any failure by Alibaba.com and our affiliates to exercise any of our rights under this Agreement shall not constitute a waiver of such right or a waiver with respect to subsequent or similar breach. A waiver shall be effective only if made in writing.

11.6 Assignment. Alibaba.com shall have the right to assign this Agreement (including all of our rights, titles, benefits, interests, and obligations and duties in this Agreement) to any

of our affiliates and to any successor in interest. Alibaba.com may delegate certain of Alibaba.com rights and responsibilities under this Agreement to independent contractors or other third parties. You may not assign, in whole or part, this Agreement to any person or entity.

Part B: Old version - updated on January 16th, 2021

PLEASE READ THESE TERMS AND CONDITIONS CAREFULLY! PLEASE PAY ATTENTION TO PROVISIONS THAT EXCLUDE OR LIMIT LIABILITY AND TERMS OF DISPUTE RESOLUTION, GOVERNING LAW AND JURISDICTION, WHICH MAY APPEAR IN CAPITAL LETTERS. THIS AGREEMENT RELATES TO WWW.ALIBABA.COM, WWW.ALIEXPRESS.COM, WWW.ALIEXPRESS.RU, AND WWW.TMALL.RU.

Thank you for trading on Alibaba.com' s web-based transaction platforms. This Transaction Services Agreement (this "Agreement") describes the terms and conditions on which you conclude online transactions for products and services by using the websites, mobile sites, mobile applications and other online transaction portals owned, operated, branded or made available by Alibaba.com (defined below) from time to time which relate to (a) the Alibaba.com e-commerce platform including but not limited to the web and mobile-optimized versions of the websites identified by the uniform resource locator " www.alibaba.com" and the mobile applications of the Alibaba.com e-commerce platform (the "Alibaba Sites"); and (b) the AliExpress e-commerce platform including but not limited to the web and mobile-optimized versions of the websites identified by the uniform resource locators "www.aliexpress.com" , "www.aliexpress.ru" and " www.tmall.ru" , and the mobile applications of the AliExpress e-commerce platforms, (collectively the "AliExpress Sites"), (with Alibaba Sites and AliExpress Sites collectively the "Sites"). This Agreement contains various limitations on Alibaba.com' s transaction services offered through the Sites as well as gives various powers and authority to Alibaba.com with respect to online transactions effected using Alibaba.com' s transaction services offered through the Sites. This includes without limitation the power and authority to reject or cancel an online transaction, to refund the funds to a buyer or to release the funds to a seller. You should read this Agreement and, to the extent as applicable, the relevant Transactional Terms (defined in clause 1.2 below), and other rules and policies of Alibaba.com (including those specified in clause 1.3), as well as (i) the Alipay Services Agreement made between you as a User (as defined below) and Alipay Singapore E-Commerce Private Limited ("Alipay") (the "Alipay Services Agreement"), and (ii) the Alibaba.com Supplemental Services Agreement between you as

a User and Alibaba.com (as defined below) (the "Alibaba.com Supplemental Services Agreement") carefully which are hereby incorporated into this Agreement by reference.

1. Application and Acceptance of Terms

1.1 Contracting Party. This Agreement is entered into between you (also referred to as " Member" hereinafter) and the Alibaba.com contracting entity determined in accordance with this clause 1.1 ("Alibaba.com" or "we") for use of Alibaba.com' s certain transaction services offered through the Sites as described hereunder

If you are from outside mainland China, you are contracting with Alibaba.com Singapore E-Commerce Private Limited (incorporated in Singapore with Company Reg. No. 200720572D).

If you are from mainland China, you are contracting with Alibaba.com Singapore E-Commerce Private Limited and Alibaba (China) Technology Co Ltd. Alibaba (China) Technology Co Ltd provides technical support in connection with the transaction services utilizing its strengths in network technologies, etc

Notwithstanding anything to the contrary in the forgoing provisions of this clause 1.1, if you are resident in or access and use the AliExpress Sites from any of the Relevant Jurisdictions, you are contracting with Alibaba.com Singapore E-Commerce Private Limited. Alibaba.com Singapore E-Commerce Private Limited provides Transaction Services to Members who sell to buyers from any of the Relevant Jurisdictions. Alibaba.com Singapore E-Commerce Private Limited is a service provider for AliExpress Russia Holding Private Limited (incorporated in Singapore with Company Reg. No. 201917627W). "**Relevant Jurisdictions**" shall mean the Russian Federation, Azerbaijan, Armenia, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldova, Turkmenistan, Tajikistan and Uzbekistan.

1.2 Transactional Terms. Alibaba.com provides an online transaction platform and ancillary services on the Sites (such platform and services, the "Transaction Services") which allow registered members of the Sites to conclude online transactions for products or services within the Sites subject to the terms of this Agreement. Alibaba.com may publish transaction rules, dispute rules and other rules and policies for any type of online transactions and any subsequent amendments or modifications ("Transactional Terms") as may be made from time to time. Such Transactional Terms are expressly incorporated into this Agreement by reference and you agree to be bound by such rules and policies.

1.3 General Terms. You agree that you shall also comply with relevant rules and policies published on the Sites which are also incorporated into this Agreement by reference (" General Terms"). The General Terms include without limitation:

- Terms of Use;
- Free Membership Agreement

- Product Listing Policy;
- Alibaba.com Privacy Policy (for users who access or use the Sites relating to the Alibaba.com e-commerce platform) and the Aliexpress.com Privacy Policy, , or the Privacy Policy of "www.aliexpress.ru" and "www.tmall.ru" , which is currently at https://rule.alibaba.com/rule/detail/8221.htm (for users who access or use the AliExpress e-commerce platforms or AliExpress Sites) (collectively, the "Privacy Policy"); and
- Intellectual Property Right (IPR) Protection Policy.

1.4 Binding Agreement. This Agreement, including the Transactional Terms and the General Terms, and, to the extent as applicable, the Alipay Services Agreement and the Alibaba.com Supplemental Services Agreement, form a legally binding agreement between you and Alibaba.com in relation to your use of the Transaction Services. By accessing and using the Transaction Services, you agree to accept and be bound by this Agreement. Please do not use the Transaction Services if you do not accept all of the terms of this Agreement.

1.5 Amendments. Alibaba.com may amend any terms of this Agreement including the Transactional Terms, the General Terms, the Alibaba.com Supplemental Services Agreement and other related agreements at any time, except to the extent prohibited by applicable law, by posting the relevant amended and restated version on the Sites. The amended terms shall be effective immediately upon posting, except to the extent prohibited by applicable law. We will endeavor to give you advance notice of material changes to this Agreement. By continuing to use the Transaction Services, you agree that the amended terms will apply to you. This Agreement may not otherwise be amended except in writing by an authorized officer of Alibaba.com.

1.6 Language Version. If Alibaba.com has posted or provided a translation of the English version of any terms of this Agreement, including the Transactional Terms, the General Terms and other related agreements, you agree that the translation is provided for convenience only and that the English language version will govern your use of the Transaction Services, except to the extent prohibited by applicable law.

1.7 Alibaba.com Affiliates. Some of the Transaction Services may be supported by our affiliates.

1.8 Additional Terms. In some cases, you may be required to additionally enter into a separate agreement with Alibaba.com or our affiliates in connection with the Transaction Services ("Additional Terms"). If there is any contradiction between the provisions of this Agreement and the provisions of the Additional Terms, the Additional Terms shall govern

the relevant types of Transaction Services or Online Transactions (defined below in clause 2.1), as appropriate.

1.9 Membership Services. This Agreement does not affect your agreement with us or any of our affiliates concerning your subscription and use of the membership services of the Sites, unless otherwise stipulated in this Agreement or the relevant service agreement.

2. Transaction Services

2.1 Transaction Services. Alibaba.com' s Transaction Services are designed to facilitate registered members of the Sites to place, accept, conclude, manage and fulfill orders for the provision of products and services online within the Sites ("Online Transactions"), which may include certain services which will be either supported by (i) Alipay or its affiliates, or (ii) Alibaba.com. Alibaba.com reserves the right to change, upgrade, modify, limit or suspend the Transaction Services or any of its related functionalities or applications at any time temporarily or permanently without prior notice without any liability for any losses or damages arising out of or in connection with such suspension or termination. Alibaba.com further reserves the right but shall not be obliged to introduce new features, functionalities or applications to the Transaction Services or to future versions of the Transaction Services. All new features, functionalities, applications, modifications, upgrades and alterations shall be governed by this Agreement, unless otherwise expressly stated by Alibaba.com.

2.2 Members Only. Alibaba.com' s Transaction Services are only available to registered members of the Sites. If your subscription to the paid or free membership of the Sites expires or is terminated early for any reason, you are not eligible to use the Transaction Services. In the event that you have a valid Online Transaction under this Agreement at the point at which your paid or free membership registration on the Sites is terminated, Alibaba.com shall have the full discretion and authority to refund to Buyer and/or release to Seller (both Buyer and Seller as defined below) all or part of the funds under the Online Transactions as Alibaba.com considers appropriate in its sole discretion. If you are a Seller, you are required to provide a valid bank account subject to verification and confirmation by Alibaba.com and our affiliates.

2.3 Types of Transactions. Alibaba.com' s Transaction Services are available to those types of Online Transactions permitted by Alibaba.com only. For any type of Online Transactions, Alibaba.com may limit any or all of the Transaction Services to a specified group of members in accordance with the relevant Transactional Terms. The types of Online Transactions and other benefits, features and functions of the Transaction Services available to a registered member may vary for different countries and regions. No warranty

or representation is given that the same type and extent of transactions, benefits, features and functions will be available to all members.

2.4 Lawful Items. The products or services of an Online Transaction using the Transaction Services must be lawful items and must not be otherwise prohibited or restricted by this clause 2.4. You shall not use the Transaction Services in connection with any Online Transaction that:

(a) may infringe Alibaba.com' s or any third party' s legitimate or proprietary rights including but not limited to copyright, trademark right, patent or other intellectual property rights;
(b) may be in breach of the Product Listing Policy or the Intellectual Property Right (IPR) Protection Policy; or
(c) may be in breach of other terms of this Agreement including, but not limited to, the Transactional Terms, the General Terms and the Alibaba.com Supplemental Services Agreement.
Alibaba.com shall have the right to refuse or cancel any Online Transaction which it determines in its sole discretion to be in breach of this clause 2.4.

2.5 Refuse or Cancel Transactions. Apart from clause 2.4, Alibaba.com reserves the right, at our sole discretion, to refuse or cancel any Online Transaction for any reason without any liability for any losses or damages arising out of or in connection with such refusal or cancellation. Some situations that may result in an Online Transaction being rejected or canceled include where problems are identified by our credit and fraud control department, where Alibaba.com has reason to believe the Online Transaction is unauthorized, violates any law, rule or regulations or may otherwise subject Alibaba.com or any of our affiliates to liability. Alibaba.com may also require additional verifications or information for any Online Transaction, and you agree to provide such verifications and information to Alibaba.com upon request.

2.6 Alipay Services and Alibaba.com Supplemental Services.

(a)(i) Alibaba.com may, through Alipay, provide certain services for certain Online Transactions ("Alipay Services"). Alipay Services are provided by Alipay Singapore E-Commerce Private Limited and its affiliates (collectively, "Alipay") to receive payment of funds in support of Sites for the Online Transactions. The Alipay Services are provided in accordance with the terms and conditions set out in the Alipay Services Agreement.

(a)(ii) Alibaba.com may, through its affiliates provide certain services for certain Online Transactions ("Alibaba.com Supplemental Services"). Alibaba.com Supplemental Services are provided by Alibaba.com to receive payment of funds in support of Sites for

the Online Transactions. The Alibaba.com Supplemental Services are provided in accordance with the terms and conditions set out in the Alibaba.com Supplemental Services Agreement.

(b) Buyer Protection Plan. Alibaba.com may also provide buyer protection plan for certain Online Transactions. In case of Seller who has been offered to subscribe to the buyer protection plan, upon entering into a separate agreement with Alipay or Alibaba.com (as the case may be), Seller may be required to provide deposits using the methods as designated by Alipay or Alibaba.com on the Sites to secure Seller' s due performance of obligations under the relevant buyer protection plan. Seller agrees to permit and hereby authorizes Alibaba.com to deduct, withhold and dispose any deposits provided in accordance with the terms under the relevant buyer protection plan. Buyer acknowledges and agrees that the protection afforded to you under a buyer protection plan applies to those Online Transactions where the Seller subscribed to such plan and the purchase falls within the buyer protection plan' s scope and (i) Alipay Services under clause 3.4 of the Alipay Services Agreement and (ii) Alibaba.com Supplemental Services under clause 3.4 of the Alibaba.com Supplemental Services Agreement will not be applicable to you for such Online Transactions if Seller subscribed to buyer protection plan and such plan already covers your purchase. Buyer acknowledges and agrees Alibaba.com and Seller may add guarantees for the Seller on such Online Transactions within the scope of buyer protection plan without further notifying Buyer. The guarantee service will be performed, revised, suspended and/or terminated according to the agreement reached between the guarantee service provider and the Seller.

2.7 Transactional Terms. For any type of Online Transactions, Alibaba.com may impose additional restrictions, limitations and prohibitions as well as penalties for any violations in the relevant Transactional Terms.

2.8 Disputes between Buyers and Sellers. You agree that any Dispute arising between you and the other party to an Online Transaction will be handled in accordance with clause 10, and that Alibaba.com shall have the full right and power to make a determination for such Dispute or to delegate or sub-contract such power to another party. Upon receipt of a Dispute, Alibaba.com shall have the right to request either or both of Buyer and Seller to provide supporting documents. You agree that Alibaba.com shall have the absolute discretion to reject or receive any supporting document. You also acknowledge that Alibaba.com is not a judicial or arbitration institution and will make the determinations only as an ordinary non-professional person. Further, we do not warrant that the supporting documents that the parties to the Dispute submit will be true, complete or accurate. You agree not to hold Alibaba.com and our affiliates liable for any material which

is untrue or misleading. **You agree to release and indemnify Alibaba.com (and our agents, affiliates, directors, officers and employees) from all claims, demands, actions, proceedings, costs, expenses and damages (including without limitation any actual, special, incidental or consequential damages) arising out of or in connection with such dispute.**

2.9 Powers of Alibaba.com. you expressly acknowledge and agree that Alibaba.com shall have the full power, authority and discretion to reject or cancel an Online Transaction without any liability for any losses or damages arising out of or in connection with such refusal or cancellation and to make a determination on any dispute between buyer and seller including the remittance of the funds under an online transaction that are held by Alipay as instructed by Alibaba.com in accordance with this Agreement, the Alipay Services Agreement, and the relevant Transactional Terms. You also acknowledge that this Agreement, the Alipay Services Agreement, the Alibaba.com Supplemental Services Agreement and the relevant Transactional Terms may not cover all issues that may arise in connection with an Online Transaction. You agree and accept that Alibaba.com shall have the right to modify or supplement the Transactional Terms at any time, except to the extent prohibited by applicable law. You further agree and accept that Alibaba.com shall have the right to make determinations wherever Alibaba.com considers appropriate having regard to the evidence received by us, commonly accepted principles and practices in the relevant industries and interests of both Buyer and Seller regardless whether the issue in question has been expressly addressed in the Transactional Terms or this Agreement, except to the extent prohibited by applicable law.

2.10 Alibaba.com' s Records. In case of any dispute in connection with any Online Transaction, the records of Alibaba.com shall take precedence and be conclusive, except to the extent prohibited by applicable law.

2.11 Transactions involving a third party finance provider.
You agree that:

(a) Alibaba.com does not guarantee any third party finance provider (the "Lender") will provide financing to Buyer (defined in clause 3 below) in connection with the Online Transaction and shall not be held liable to either Buyer or Seller (defined in clause 3 below) in connection with any third party financing in connection with the Online Transaction;
(b) each of Buyer and Seller hereby authorizes Alibaba.com to disclose information related to Buyer, Seller and/or the Online Transaction to the Lender in connection with the Lender ' s provision of financing for the Online Transaction; and
(c) any dispute with the Lender in connection with the Online Transaction shall be resolved between the Lender and the Buyer. Notwithstanding the power given to Alibaba.com

under this Agreement, it is not Alibaba.com' s obligation to resolve or assist in any way in the resolution of such dispute.

3. Transactions between Sellers and Buyers

3.1 Seller and Buyer. For the purpose of this Agreement, the term "Seller" means the registered member who supplies the product(s) or service(s) under an Online Transaction, and the term "Buyer" means the registered member who purchases or acquires the product(s) or service(s) under an Online Transaction.

3.2 Online Order. Seller and Buyer shall enter into an Online Transaction for products or services by completing, submitting and accepting an order online using the applicable standard order form on the Sites. Seller and Buyer yourselves shall be responsible for ensuring that you have agreed to, and specified, all the relevant terms and conditions for the products or services in the relevant online order form, including but not limited to the pricing, quantity, specifications, quality standards, inspection, shipping etc., save that, and except to the extent prohibited by applicable law:

a) for all transactions concluded on www.aliexpress.com or www.aliexpress.ru website, mobile site, applications or mobile-optimized applications, the Buyer shall be the importer on record for customs and taxation purposes, unless otherwise agreed upon between the Buyer and Seller,

b) for all transactions concluded on https://tmall.aliexpress.com, www.tmall.ru or the mobile applications relating thereto, all risks of damage and loss of products purchased by a Buyer under a transaction will be borne solely by the Buyer upon physical delivery to the specified address, and

c) without prejudice to b) above, title to the products purchased by Buyers from the Russian Federation on https://tmall.aliexpress.com or www.tmall.ru (or the mobile applications relating thereto), will transfer from a Seller to a Buyer upon the Buyer ' s confirmation as provided upon occurrence of the event in clause 3.3(a) of the Alibaba.com Supplemental Services Agreement or clause 3.3(a) of the Alipay Services Agreement (as the case may be), or expiration of the prescribed time limit as provided in clause 3.3(b) of the Alibaba.com Supplemental Services Agreement or clause 3.3(b) of the Alipay Services Agreement (as the case may be).

Alibaba.com may refuse to process or cancel, without liability for any losses or damages arising out of or in connection with such refusal or cancellation, any Online Transaction which in Alibaba.com' s reasonable opinion, has insufficient information to constitute a binding contract.

3.3 Online Transactions Subject to This Agreement. An Online Transaction is additionally subject to the applicable terms and conditions set forth in this Agreement and the

Transactional Terms. Seller and Buyer shall complete the Online Transaction according to the terms of the online order, the relevant Transactional Terms and this Agreement. Seller or Buyer may only cancel any Online Transaction in accordance with the relevant Transactional Terms.

3.4 Transaction between Seller and Buyer Only. Each Online Transaction is made by and between a Seller and a Buyer only. Despite that Alibaba.com makes available the Transaction Services and, if applicable, may conduct formality review(s) of an Online Transaction, Alibaba.com shall not be considered as a party to the Online Transaction. Alibaba.com does not represent the Seller nor the Buyer in any Online Transaction. Alibaba.com will not be responsible for the quality, safety, lawfulness or availability of the products or services offered under any Online Transaction; or the ability of either Seller or Buyer to complete any Online Transaction (except to the extent prohibited by applicable law). You agree that you will not hold Alibaba.com and our affiliates and agents liable for any losses, damages, claims, liabilities, costs or expenses arising from any Online Transactions, including any breach, partial performance or non-performance of the Online Transaction by the other party to the transaction.

3.5 Payment of Contract Price. For any Online Transaction, Buyer agrees to pay the full transaction price listed for Online Transaction to the Seller through the Alipay website or services of Alibaba.com unless another option is made available directly by Alibaba.com on the Sites. When using Alipay or Alibaba.com to submit payment for an Alibaba.com Online Transaction, payments are (in the case of Online Transaction through Alipay) processed through accounts owned by Alipay or one of its affiliates and/or a registered third party service provider acting on Alipay' s behalf, and (in the case of Online Transaction through Alibaba.com) processed through accounts owned by Alibaba.com or one of its affiliates and/or a registered third party service provider acting on Alibaba.com ' s behalf. The funds are received for the Seller in accordance with the Transaction Services Agreement. Seller agrees that the Buyer' s full payment of the transaction price listed for the Online Transaction to Alipay or Alibaba.com (as the case may be) constitutes final payment to Seller and Buyer' s payment obligation for the Online Transaction is fully satisfied upon receipt of funds by Alipay' s or Alibaba.com' s account.
In the case the Online Transaction adopts Alipay Services, the payment in connection with the Online Transactions concluded will be facilitated by Alipay. Alipay shall not dispose of any such fund except in accordance with Alibaba' s terms as agreed by Seller and Buyer which are set out in the terms and conditions of this Agreement and the Alipay Services Agreement. Seller has requested and agreed that the settlement of funds to Seller be delayed as provided in the Alipay Services Agreement.

By using the Alipay Services, you acknowledge and agree that Alipay is not a bank and the Alipay Services should in no way be construed as the provision of banking services. Alipay is not acting as a trustee, fiduciary or escrow with respect to User' s funds and it does not have control of, nor liability for, the products or services that are paid for with the Alipay Services. Alipay does not guarantee the identity of any User or ensure that a Buyer or a Seller will complete a transaction on Sites. You further agree that neither Buyer nor Seller will receive interest or other profits in relation to the Alipay Services.

In the case the Online Transaction adopts Alibaba.com Supplemental Services, the payment in connection with the Online Transactions concluded will be facilitated by Alibaba.com. Alibaba.com shall not dispose of any such fund except in accordance with Alibaba.com' s terms as agreed by Seller and Buyer which are set out in the terms and conditions of this Agreement and the Alibaba.com Supplemental Services Agreement. Seller has requested and agreed that the settlement of funds to Seller be delayed as provided in the Alibaba.com Supplemental Services Agreement.

By using the Alibaba.com Supplemental Services, you acknowledge and agree that Alibaba.com is not a bank and the Alibaba.com Supplemental Services should in no way be construed as the provision of banking services. Alibaba.com is not acting as a trustee, fiduciary or escrow with respect to User' s funds and it does not have control of, nor liability for, the products or services that are paid for with the Alibaba.com Supplemental Services. Alibaba.com does not guarantee the identity of any User or ensure that a Buyer or a Seller will complete a transaction on Sites. You further agree that neither Buyer nor Seller will receive interest or other profits in relation to the Alibaba.com Supplemental Services.

3.6 Payment Methods. Please note that the payment methods available on the Sites may be provided by Alibaba.com' s partners. If there is any chargeback or reversal of any payment requested by a payment service partner, Seller agrees that Alibaba.com has the right to refund the money so requested by the payment service partner without liability to Seller. Alibaba.com will use reasonable efforts to assist you in participating in the dispute resolution process of the relevant payment service partners. However, if the participation in the dispute resolution process is subject to additional fees, this will be at your own cost only.

3.7 Third Party Vendors. You may engage one or more third party vendors for the purpose of completing and fulfilling an Online Transaction such as the warehousing and logistic service companies, shipping agents, inspection agents, insurance companies, etc. Some of such third party vendors may be partners of Alibaba.com and thus designated by Alibaba.com to you. Among such designated partners, you may be required to agree and

accept the terms and conditions of their services online within the Sites. Notwithstanding the foregoing, for all third party vendors, you acknowledge and agree that such third party vendors are engaged at your own discretion and cost and that you will not hold Alibaba.com and our affiliates and agents liable for any losses, damages, claims, liabilities, costs or expenses arising from the services of such third party vendors. You shall ensure that the third parties comply with Terms of Use and Privacy Policy (as defined above).

3.8 Your Agent. If you are required to conclude and complete an Online Transaction through an agent e.g. a Seller may be required to engage a qualified import and export agent as its export agent, such agent is merely an agent of you. If any obligations are required to be performed by the agent, you shall remain solely liable to the other party of the Online Transaction for the non-performance or default by your agent.

4. Alibaba.com Service Fees

4.1 Service Fees. Alibaba.com charges service fees for Online Transactions according to the fee schedules announced by Alibaba.com on the Sites. Alibaba.com reserves the right to charge any service fees for other types of Online Transactions upon prior notification published on the Sites. In a case where the Online Transaction adopts Alipay Services, you hereby authorize Alibaba.com to instruct Alipay or, with respect to payments originating in a Relevant Jurisdiction, AliExpress Russia Holding Pte. Ltd to deduct any service fees that are due and payable to Alibaba.com under an Online Transaction and to pay the same to Alibaba.com when Alipay releases any amount held by it under the Online Transaction. Neither Alibaba.com nor Alipay has any control over, and are not responsible or liable for, the products or services that are paid for with our service. We cannot ensure that a buyer or a seller you are dealing with will actually complete the transaction.

4.2 Third Party Fees Not Included. The service fees charged by Alibaba.com do not include any fees (including all taxes) for any service or product that you may acquire or purchase in connection with the Online Transaction. It shall be your responsibility to settle the fees with such third party vendors.

4.3 Taxes, Financial Charges Not Included. All fees charged by Alibaba.com are exclusive of any taxes (such as VAT), duties or other governmental levies or any financial charges. You agree to pay and be responsible for any such taxes, duties, levies or charges for the use of the Transaction Services in addition to our service fees. In the event Alibaba.com is required by any applicable law to collect or withhold any taxes or duties, you agree to pay such taxes or duties to Alibaba.com. You will also be liable for any financial charges for remission of funds to you, and Alibaba.com shall have the right to pay such charges from such funds. Alibaba.com and Alipay shall have the right to deduct any financial charges

incurred as a result of providing the Transaction Services and the party receiving the funds will bear the costs of such bank charges.

5. Member' s Responsibilities

5.1 Provision of Information and Assistance. You agree to give all notices, provide all necessary information, materials and approval, and render all reasonable assistance and cooperation necessary for the completion of the Online Transactions and Alibaba.com' s provision of the Transaction Services. If your failure to do so results in delay in the provision of any Transaction Service, cancellation of any Online Transaction, or disposal of any funds, Alibaba.com shall not be liable for any losses or damages arising from such default, delay, cancellation or disposal.

5.2 Representations and Warranties. You represent and warrant that:

(a) you will use the Transaction Services in good faith and in compliance with all applicable laws and regulations, including laws related to anti-money laundering and counter-terrorism financing;

(b) all information and material you provide in connection with the use of the Transaction Services is true, lawful and accurate, and is not false, misleading or deceptive;

(c) you will not use the Transaction Services to defraud Alibaba.com, our affiliates, or other members or users of the Sites or engage in other unlawful activities (including without limitation dealing in products prohibited by law); and

(d) in case that you are a Seller of products, you have the legitimate right and authorization to sell, distribute or export the products using the Transaction Services and such products do not infringe any third party' s rights; and

(e) in case that you are a Seller of products, you have good title to the products ordered under the Online Transaction, and the products meet the agreed descriptions and requirements; and

(f) in case that you are a Seller of services, you will provide the services ordered with reasonable care and skills.

5.3 Breaches. If you are, in Alibaba.com' s opinion, not acting in good faith, abusing the Transaction Services, or otherwise acting in breach of this Agreement, Alibaba.com shall have the right, except to the extent prohibited by applicable law, to cancel the relevant Online Transaction(s) at any time without any liability for any losses or damages arising out of or in connection with such cancellation. Except to the extent prohibited by applicable law, Alibaba.com also reserves the right to impose any penalty, or to temporarily or permanently suspend or terminate your use of the Transaction Services, temporarily or permanently suspend or terminate or procure the suspension or termination of your paid

or free membership on the Sites. Alibaba.com also reserves the right to, except to the extent prohibited by applicable law, (i) temporarily suspend the transaction functionalities of your account with Alibaba.com for a prescribed period determined by Alibaba.com, or permanently terminate the use of your Alibaba.com account and/or (ii) authorize Alipay to temporarily suspend the transaction functionalities of your Alipay account for a prescribed period determined by Alibaba.com, or permanently terminate the use of your Alipay account without any liability for any losses or damages arising out of or in connection with such suspension or termination. Alibaba.com may also publish the findings, penalties and other records regarding the breaches on the Sites.

5.4 Obligations to Pay Taxes. You shall be solely responsible for payment of any taxes (such as VAT), duties or other governmental levies or any charges or fees that may be imposed on any products or services purchased or supplied under or in connection with the Online Transactions.

5.5 Feedback System. You shall not take any action which may undermine the integrity of Alibaba.com' s feedback system, such as providing positive feedback on oneself on the Sites using secondary Member IDs or through third parties or by providing unsubstantiated negative feedback on another member on the Sites.

5.6 Indemnification by Member. You agree to indemnify Alibaba.com and our affiliates, employees, directors, officers, agents and representatives and to hold them harmless, from any and all losses, damages, actions, claims and liabilities (including legal costs on a full indemnity basis) which may arise, directly or indirectly, from your use of the Transaction Services or from your breach of this Agreement, except to the extent prohibited by applicable law. Alibaba.com reserves the right, at our own discretion, to assume the exclusive defense and control of any matter otherwise subject to indemnification by you, in which event you shall cooperate with Alibaba.com in asserting any available defenses.

5.7 Collection and Use of Information for Transaction Services. If you have applied for and/or used the Transaction Services of Alibaba.com, you acknowledge and agree that Alibaba.com shall have the right to use the information collected about you and your Online Transactions, including but not limited to your credit information, business information, personal information (such as applicant name and home address) and financial information (the "Collected Information") to facilitate the administration, processing, and operation of your use of the services. In connection with your use of the Transaction Services, Alibaba.com may use the Collected Information in the manner set out in the Privacy Policy and/or personal information collection statement relevant to the Transaction Services that you have agreed to prior to or during your application for and use of the Transaction Services.

6. Confidentiality

6.1 Confidential Obligations. You shall keep confidential all confidential information provided by other members of the Sites or by Alibaba.com or any of its affiliates in connection with any Online Transaction or the Transaction Services.

6.2 Confidential Information. All information and material provided by another member of the Sites or by Alibaba.com or any of its affiliates will be deemed to be confidential information unless such information or material is already in the public domain or has subsequently becomes public other than due to your breach of the confidential obligations.

6.3 Data Protection and Privacy. You must read the privacy policies of Sites which govern the protection and use of personal information of Buyers and Sellers in the possession of Alibaba.com and its affiliates and explains how your personal information may be processed in connection with products and services offered by Alibaba.com. Our Privacy Policy can be accessed at Alibaba.com Privacy Policy, for users who access or use the Sites relating to the Alibaba.com e-commerce platform, and Aliexpress.com Privacy Policy or the Privacy Policy of "www.aliexpress.ru" and "www.tmall.ru", which is currently at https://rule.alibaba.com/rule/detail/8221.htm, for users who access or use the Sites relating to the AliExpress e-commerce platforms.

6.4 Data Protection and Privacy Role of Sellers. Sellers acknowledge that they have their own data protection and privacy compliance responsibilities with respect to personal information of Buyers or other individuals that the Seller processes. Sellers represent and warrant, and undertake to Alibaba.com to ensure, that in relation to such personal information they are and will be fully compliant with all applicable data protection and privacy laws, including without limitation maintaining their own records of such personal information independently of the platform (to the extent required under applicable laws), complying with direct marketing laws, and responding to requests by individuals to exercise their rights under such laws. Neither Alibaba.com nor any of its affiliates is responsible or liable for a Seller's fulfilment of their obligations under applicable data protection and privacy laws. For the avoidance of doubt, in relation to such personal information the liability and obligations of Alibaba.com and its affiliates under applicable data protection and privacy laws are entirely independent of and separate from the liability and obligations of Sellers under such laws. Alibaba.com shall have no liability to any Sellers for the compliance, by Alibaba.com or its affiliates, with its or their own obligations under applicable data protection or privacy laws, including without limitation in relation to the exercise by Buyers or other individuals of their rights regarding their personal information processed in connection with any services and products provided by Alibaba.com.

7. Disclaimer and Limitation of Liability

7.1 No Warranty. You expressly agrees that your use of the Transaction Services is at your sole risk. TO THE FULL EXTENT PERMITTED BY LAW THE TRANSACTION SERVICES ARE PROVIDED ON THE "AS IS", "AS AVAILABLE" AND "WITH ALL FAULTS" BASES, AND ALIBABA.COM MAKES NO REPRESENTATION OR WARRANTY THAT THE TRANSACTION SERVICES WILL BE UNINTERRUPTED, TIMELY OR ERROR FREE. ALIBABA.COM MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE ACCURACY, TRUTHFULNESS AND COMPLETENESS OF THE INFORMATION PROVIDED BY ANY MEMBER OF THE ALIBABA.COM SITES. YOU WILL BE SOLELY RESPONSIBLE FOR ALL CONSEQUENCES RESULTING FROM YOUR OWN JUDGEMENT AND DECISION TO USE OR OTHERWISE RELY ON SUCH INFORMATION. ALIBABA.COM AND OUR AFFILIATES FURTHER EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF CONDITION, QUALITY, DURABILITY, PERFORMANCE, ACCURACY, RELIABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR IF SUCH POSSIBILITY WAS REASONABLY FORESEEABLE. ALL SUCH WARRANTIES, REPRESENTATIONS, CONDITIONS, UNDERTAKINGS AND TERMS ARE HEREBY DISCLAIMED AND EXCLUDED.

7.2 Exclusion and Limitation of Liabilities. TO THE FULL EXTENT PERMITTED BY LAW, ALIBABA.COM SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS OR REVENUES, BUSINESS INTERRUPTION, LOSS OF BUSINESS OPPORTUNITIES OR LOSS OF DATA, WHETHER IN CONTRACT, NEGLIGENCE, TORT, EQUITY OR OTHERWISE, ARISING FROM THE USE OF OR INABILITY TO USE THE TRANSACTION SERVICES. THE AGGREGATE LIABILITY OF ALIBABA.COM AND OUR AFFILIATES AND AGENTS INCLUDING BUT NOT LIMITED TO ALIPAY ARISING FROM THE TRANSACTION SERVICES IN CONNECTION WITH ANY ONLINE TRANSACTION SHALL NOT EXCEED THE HIGHER OF THE SERVICE FEES CHARGED BY ALIBABA.COM OR US$1,000.

7.3 SOME OR ALL OF THESE LIMITATIONS OR EXCLUSIONS MAY NOT APPLY TO YOU IF YOUR STATE, PROVINCE OR COUNTRY DOES NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE FOREGOING EXCLUSIONS OR LIMITATIONS MAY NOT APPLY TO YOU. YOU MAY ALSO HAVE OTHER RIGHTS UNDER YOUR LOCAL LAW IN YOUR STATE, PROVINCE OR COUNTRY THAT VARY FROM STATE TO STATE. NOTHING IN THIS AGREEMENT IS INTENDED TO AFFECT THOSE RIGHTS IF THEY ARE APPLICABLE TO YOU.

8. Force Majeure

8.1 Under no circumstances shall Alibaba.com, our affiliates and/or agents be held liable for any delay or failure or disruption of the Transaction Services resulting directly or indirectly from acts of nature, forces or causes beyond our reasonable control, including without limitation, Internet failures, computer, telecommunications or any other equipment failures, electrical power failures, strikes, labor disputes, riots, insurrections, civil disturbances, shortages of labor or materials, fires, flood, storms, explosions, acts of God, war, governmental actions, orders of domestic or foreign courts or tribunals, or non-performance of third parties or any suspension or disruption of transportation or business operation (including but not limited to delays or disruption of the resumption of work or operation ordered by any government agency) in the event of a national or regional spread of epidemic or pandemic.

9. Notices

9.1 Notices. Except as explicitly stated otherwise, legal notices shall be served on you by sending notices to the email address in your latest membership profile on the Sites. Notice shall be deemed given 24 hours after email is sent, unless we are notified that the email address is invalid. Alternatively, we may give you legal notices by mail to the address in your latest membership profile in which case the notice shall be deemed given five days after the date of mailing. Except as explicitly stated otherwise, legal notices shall be served on Alibaba.com (other than AliExpress Russia Holding Private Limited) by sending the notices to Alibaba.com personally, by courier or certified mail at 26/F, Tower One, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong, for the attention of the Legal Department; while legal notices to AliExpress Russia Holding Private Limited shall be sent personally, by courier or certified mail to 8 Shenton Way, #45-01 AXA Tower, Singapore 068811, Attn: Legal Department.

10. Governing Law; Jurisdiction

10.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE HONG KONG SPECIAL ADMINISTRATIVE REGION ("HONG KONG") WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, EXCEPT AS OTHERWISE STIPULATED UNDER APPLICABLE LAW.

10.2 Amicable Negotiations. If any dispute or claim arises from or in connection with this Agreement, an Online Transaction or your access to or use of the Transaction Services (" Dispute"), the relevant parties shall resolve the Dispute through amicable negotiations.

10.3 DISPUTE BETWEEN BUYER AND SELLER. IN CASE A DISPUTE ARISES BETWEEN BUYER AND SELLER , IF THE DISPUTE IS NOT RESOLVED THROUGH AMICABLE NEGOTIATION WITHIN THE PRESCRIBED TIME PERIOD ACCORDING TO THE RELEVANT TRANSACTIONAL TERMS, YOU AGREE TO SUBMIT THE DISPUTE TO ALIBABA.COM FOR DETERMINATION. IF

YOU ARE DISSATISFIED WITH ALIBABA.COM' S DETERMINATION AND EXCEPT AS OTHERWISE STIPULATED UNDER APPLICABLE LAW, YOU MUST APPLY TO THE HONG KONG ARBITRATION CENTRE ("HKIAC") FOR ARBITRATION AND NOTIFY ALIBABA.COM OF SUCH APPLICATION WITHIN 20 CALENDAR DAYS AFTER THE DATE OF RECEIPT OF ALIBABA.COM' S DETERMINATION. IF EACH OF BUYER AND SELLER IN THE DISPUTE DOES NOT APPLY FOR ARBITRATION WITHIN THE ABOVE 20 CALENDAR DAYS, EACH OF THE BUYER AND THE SELLER SHALL BE DEEMED TO HAVE AGREED THAT ALIBABA.COM' S DETERMINATION SHALL BE FINAL AND BINDING ON YOU. WITH A FINAL DETERMINATION, IN THE CASE THE ONLINE TRANSACTION ADOPTS THE ALIPAY SERVICES, ALIBABA.COM MAY INSTRUCT ALIPAY TO DISPOSE THE FUNDS HELD BY ALIPAY ACCORDING TO SUCH DETERMINATION, AND IN THE CASE THE ONLINE TRANSACTION ADOPTS ALIBABA.COM SUPPLEMENTAL SERVICES, ALIBABA.COM MAY DISPOSE OF THE FUNDS HELD BY ALIBABA.COM ACCORDING TO SUCH DETERMINATION. FURTHER, EACH OF BUYER AND SELLER SHALL BE DEEMED TO HAVE WAIVED ANY CLAIM AGAINST ALIBABA.COM, ALIPAY AND OUR AFFILIATES AND AGENTS.

10.4 Disputes between you and Alibaba.com. In case a Dispute arises between you and Alibaba.com, if the Dispute is not resolved between you and Alibaba.com by amicable negotiations and except as otherwise stipulated under applicable law, you and Alibaba.com agree that the Dispute shall be finally resolved by arbitration with the HKIAC.

10.5 HKIAC ARBITRATION. IF ANY DISPUTE IS SUBMITTED TO THE HKIAC FOR ARBITRATION, THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE RULES OF THE HKIAC IN FORCE AT THE TIME OF APPLYING FOR ARBITRATION AS AMENDED BY THIS CLAUSE. THE ARBITRATION PANEL SHALL CONSIST OF ONE SINGLE ARBITRATOR. UNLESS THE PARTIES AGREE OTHERWISE, THE ARBITRATION SHALL BE CONDUCTED IN ENGLISH AND IN HONG KONG. THE ARBITRATION SHALL BE CONDUCTED BY TELEPHONE, ONLINE AND/OR SOLELY BASED ON WRITTEN SUBMISSIONS AS SPECIFIED BY THE PARTY INITIATING THE ARBITRATION, PROVIDED THAT THE ARBITRATION SHALL NOT INVOLVE ANY PERSONAL APPEARANCE BY THE PARTIES OR WITNESSES UNLESS OTHERWISE AGREED BY THE PARTIES. THE ARBITRATION AWARD RENDERED BY THE HKIAC SHALL BE FINAL AND BINDING ON ALL THE RELEVANT PARTIES. THE ARBITRATION EXPENSES SHALL BE BORNE BY THE LOSING PARTY UNLESS OTHERWISE DETERMINED IN THE AWARD.

10.6 Indemnification. If you initiate any legal proceedings against Alibaba.com or our affiliates in breach of this clause 10, including any legal proceedings disputing Alibaba.com ' s determination which has become binding on you according to this clause 10, you shall

hold Alibaba.com and our affiliates, agents, employees, directors, officers harmless and indemnified against any claim, losses, damages that may be suffered by us.

10.7 Limitation Period. In any event, you may not make any claim against Alibaba.com or our affiliates under this Agreement after one year from the occurrence of the matter giving rise to the claim.

10.8 Injunctive Relief. Notwithstanding the foregoing provisions, either party may seek injunctive or other equitable relief against the other party in any court of competent jurisdiction prior to or during the arbitration.

11. General Provisions

11.1 Entire Agreement. This Agreement constitutes the entire agreement between you and Alibaba.com with respect to and governs the use of the Transaction Services, superseding any prior written or oral agreements in relation to the same subject matter herein.

11.2 Severance. If any provision of this Agreement is held to be invalid or unenforceable, such provision shall be deleted and the remaining provisions shall remain valid and be enforced.

11.3 Headings. Headings are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section.

11.4 Independent Contractor. No agency, partnership, joint venture, employee-employer or franchiser-franchisee relationship is intended or created by this Agreement.

11.5 No Waiver. Any failure by Alibaba.com and our affiliates to exercise any of our rights under this Agreement shall not constitute a waiver of such right or a waiver with respect to subsequent or similar breach. A waiver shall be effective only if made in writing.

11.6 Assignment. Alibaba.com shall have the right to assign this Agreement (including all of our rights, titles, benefits, interests, and obligations and duties in this Agreement) to any of our affiliates and to any successor in interest. Alibaba.com may delegate certain of Alibaba.com rights and responsibilities under this Agreement to independent contractors or other third parties. You may not assign, in whole or part, this Agreement to any person or entity.